UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 22, 2013

COMPUTER TASK GROUP, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

NEW YORK	1-9410	16-0912632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY		14209
(Address of Principal Executive Offices)		(Zip Code)

(716) 882-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Exhibit 99.1 of this Form 8-K contains the prepared remarks of the Company’s Chief Executive Officer James R. Boldt and Chief Financial Officer Brendan M. Harrington for a conference call on October 22, 2013 to discuss 2013 third quarter financial results.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Prepared remarks of the Company’s Chief Executive Officer James R. Boldt and Chief Financial Officer Brendan M. Harrington for a conference call on October 22, 2013 to discuss 2013 third quarter financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED

Date: October 22, 2013	By:	/s/ Peter P. Radetich
Name: Peter P. Radetich
Title: Senior Vice President & Secretary

EXHIBIT INDEX

99.1	Prepared remarks of the Company’s Chief Executive Officer James R. Boldt and Chief Financial Officer Brendan M. Harrington for a conference call on October 22, 2013 to discuss 2013 third quarter financial results.